UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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THE THAI CAPITAL FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Singapore Fund, Inc.
The Japan Equity Fund, Inc.
The Thai Capital Fund, Inc.

c/o Daiwa Securities Trust Company
One Evertrust Plaza
Jersey City, New Jersey 07302-3051
(201) 915-3054

April [ ], 2006

Dear Stockholders:

The Annual Meetings of Stockholders of The Singapore Fund, Inc., The Japan Equity Fund, Inc. and The Thai Capital Fund, Inc. (each a "Fund," and collectively, the "Funds") will be held on Thursday, June 1, 2006, at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, at 10:30 a.m., New York time, for The Singapore Fund, at 10:45 a.m., New York time, for The Japan Equity Fund, and at 11:00 a.m., New York time, for The Thai Capital Fund. A Notice and Joint Proxy Statement regarding the Meetings, proxy card(s) for your vote at the Meetings and a postage prepaid envelope in which to return your proxy card(s) are enclosed.

At the Annual Meetings, each Fund's stockholders will elect Directors of the Fund, and, at the Annual Meeting for The Thai Capital Fund, the stockholders of that Fund will be asked to approve an amendment to the Investment Contract for the Fund. In addition, the stockholders who are present at the Annual Meeting of a Fund will hear an investment report on the Fund and will have an opportunity to discuss matters of interest to them.

If you will not be able to attend the Annual Meetings in person, please take the time now to review the enclosed materials and vote your shares by proxy. Your vote is important.

The Board has recommended that the stockholders vote in favor of each of the foregoing matters.

Respectfully,

Masamichi Yokoi

Chairman of the Board of The Singapore Fund and
The Thai Capital Fund

Hiroshi Kimura

Chairman of the Board of The Japan Equity Fund

STOCKHOLDERS ARE STRONGLY URGED TO PROMPTLY SIGN AND MAIL THE ACCOMPANYING PROXY CARD(S) IN THE ENCLOSED RETURN ENVELOPE TO ENSURE A QUORUM AT THE MEETING.

YOUR VOTE IS IMPORTANT.

The Singapore Fund, Inc.
The Japan Equity Fund, Inc.
The Thai Capital Fund, Inc.

NOTICE OF THE ANNUAL MEETINGS OF STOCKHOLDERS
JUNE 1, 2006

To the Stockholders of
The Singapore Fund, Inc.,
The Japan Equity Fund, Inc. and
The Thai Capital Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meetings of Stockholders of The Singapore Fund, Inc., The Japan Equity Fund, Inc. and The Thai Capital Fund, Inc. (each a "Fund," and collectively, the "Funds") will be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Thursday, June 1, 2006, at 10:30 a.m., New York time, for The Singapore Fund, at 10:45 a.m., New York time, for The Japan Equity Fund, and at 11:00 a.m., New York time, for The Thai Capital Fund, for the following purposes:

1.  To elect Directors of each Fund.

2.  For the Annual Meeting of The Thai Capital Fund only, to approve an amendment to the Investment Contract for The Thai Capital Fund, Inc.

3.  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Each Fund's Board of Directors has fixed the close of business on March 17, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

You are cordially invited to attend the Meetings. Stockholders who do not expect to attend the Meetings in person are requested to complete, date and sign the enclosed proxy card(s) and return them promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Meetings if you choose to attend. Your vote is important. The enclosed proxy card for each Fund is being solicited by the Board of Directors of each Fund.

By order of the Board of Directors,

Yuko Uchida

Secretary

April [ ], 2006

The Singapore Fund, Inc.
The Japan Equity Fund, Inc.
The Thai Capital Fund, Inc.

JOINT PROXY STATEMENT

INTRODUCTION

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE SINGAPORE FUND, INC., THE JAPAN EQUITY FUND, INC. and THE THAI CAPITAL FUND, INC. (each a "Fund," and collectively, the "Funds") for use at the Annual Meetings of Stockholders, to be held at the principal office of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Thursday, June 1, 2006, at 10:30 a.m., New York Time, for The Singapore Fund, at 10:45 a.m., New York time, for The Japan Equity Fund, and at 11:00 a.m., New York time, for The Thai Capital Fund, and at any adjournments thereof.

This Joint Proxy Statement and enclosed proxy card(s) are being mailed to stockholders on or about April [ ], 2006. Any stockholder giving a proxy in advance of the Annual Meeting of a Fund has the power to revoke it by mail (addressed to the Secretary of such Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051) or in person at the Meeting of such Fund, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxy cards received in time for a Meeting will be voted as specified in the proxy card or, if no specification is made, for each proposal referred to in this Joint Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at each Meeting.

Each Fund will furnish, without charge, a copy of its Annual Report for its most recent fiscal year to any stockholder requesting such report. Requests for the Annual Report should be made by writing to the respective Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051, attention: Shareholder Relations, or by calling collect at (201) 915-3054.

The Board of Directors of each Fund has fixed the close of business on March 17, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting for that Fund and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, The Singapore Fund had outstanding 9,239,320 shares of common stock, The Japan Equity Fund had outstanding 14,420,917 shares of common stock and The Thai Capital Fund had outstanding 3,146,562 shares of common stock.

Management of each Fund knows of no business other than that mentioned in Item 1 and (in the case of The Thai Capital Fund only) Item 2 of the Notice of Meetings, which will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy card to vote in accordance with their best judgment.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because stockholders may own shares of more than one Fund, to potentially avoid burdening stockholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at the respective Fund's Meeting. To the extent information relating to common ownership is available to the Funds, a stockholder that owns shares at the record date in two or more of the Funds will receive a package containing a Joint Proxy Statement and proxy cards for the Funds in which such stockholder is a record owner. If the information relating to common ownership is not available to the Funds, a stockholder that beneficially owns shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a proxy card for each Fund in which such stockholder is a beneficial owner. It is essential that stockholders complete, date, sign and return each enclosed proxy card or vote by telephone as indicated in each Fund's proxy card.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE MATTERS MENTIONED IN ITEM 1 AND (IN THE CASE OF THE THAI CAPITAL FUND ONLY) ITEM 2 OF THE NOTICE OF MEETINGS.

Proposal 1: ELECTION OF DIRECTORS

Persons named in the accompanying proxy card(s) intend in the absence of contrary instructions to vote all proxies for the election of the nominees listed below as Directors of such Fund listed below:

For The Singapore Fund

CLASS III

Austin C. Dowling
Masamichi Yokoi

For The Japan Equity Fund

CLASS I

Martin J. Gruber
Hiroshi Kimura

For The Thai Capital Fund

CLASS III

Masamichi Yokoi

to serve for terms expiring on the date on which Directors are elected at the Annual Meetings of Stockholders of the relevant Fund in the year 2009, or until their successors are elected and qualified. If any such nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the relevant Fund's Board of Directors to replace any such nominee. The election of each nominee as a Director of a Fund will require the affirmative vote of a majority of the votes cast at the Fund's Meeting. For this purpose, abstentions will not be counted as votes cast at the Meetings.

Each of the nominees for Director of a Fund has consented to be named in this Joint Proxy Statement and to serve as a Director of the Fund if elected. The Board of Directors of each Fund has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the meeting for that Fund, Proxy Cards will be voted for such persons as the Board of Directors of the Fund may recommend.

Information Concerning Directors and Nominees

The following table sets forth information concerning each of the nominees as a Director of one or more of the Funds, as well as the other current Directors of the Funds. Each of the nominees for a Fund has consented to be named in this Joint Proxy Statement and to serve as a Director of the Fund if elected. In the table, The Singapore Fund is sometimes abbreviated with the initials "SGF," The Japan Equity Fund is sometimes abbreviated with the initials "JEQ" and The Thai Capital Fund is sometimes abbreviated with the initials "TF."

Name (Age) and Address of Nominees/Directors	Principal Occupation or Employment During Past Five Years and Other Directorships	Director Since	Dollar Range of Equity Securities in each Fund(1)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(1)	Number of Portfolios in Fund Complex Overseen by Director(2)
Interested Directors
Hiroshi Kimura (53)*† One Evertrust Plaza Jersey City, NJ 07302-3051	Chairman and President, Daiwa Securities Trust Company, since July 2001; Director and Senior Vice President, Daiwa Securities Trust Company, from April 1999 to June 2001.	JEQ: 2001	JEQ: None	—	None
Masamichi Yokoi (54)*† Daiwa Securities America Inc. Financial Square 32 Old Slip New York, NY 10005	Chairman and CEO, Daiwa Securities America, Inc., since 2006; President and COO, Daiwa Securities SMBC Europe Ltd., from 2001 to 2006.	TF: 2006 SGF: 2006	TF: None SGF: None	—	None
Independent Directors
Martin J. Gruber (68)† 229 South Irving Street Ridgewood, NJ 07450	Professor of Finance, Leonard N. Stern School of Business, New York University, since 1965; Trustee, Scudder New York Mutual Funds, since 1992; Trustee, C.R.E.F., from 2001 to 2005 and Chairman from December 2003 to 2005; Trustee, T.I.A.A., from 1996 to 2000; Director, National Bureau of Economic Research, since August 2005.	TF: 2000 SGF: 2000 JEQ: 1992	TF: $10,001- 50,000 SGF: $10,001- 50,000 JEQ: $50,001- 100,000	$50,001-100,000	None
Austin C. Dowling (74)† 672 Medford Leas Medford, NJ 08055	Retired.	TF: 1990 SGF: 2000 JEQ: 1992	TF: $1-10,000 SGF: $1-10,000 JEQ: $10,001- 50,000	$10,001-50,000	None
David G. Harmer (62) 4337 Bobwhite Court Ogden, UT 84403	Public Services Department Director, City of Ogden, since February 2005; Executive Director, Department of Community and Economic Development for the State of Utah, from May 2002 to January 2005; Chairman, 2K2 Hosting Corporation, from April 2001 to April 2002; President, Jetway Systems, a division of FMC Corporation, from January 1997 to 2001.	TF: 2000 SGF: 1996 JEQ: 1997	TF: None SGF: $1-10,000 JEQ: $1-10,000	$10,001-50,000	None

Name (Age) and Address of Nominees/Directors	Principal Occupation or Employment During Past Five Years and Other Directorships	Director Since	Dollar Range of Equity Securities in each Fund(1)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(1)	Number of Portfolios in Fund Complex Overseen by Director(2)
Independent Directors (continued)
Oren G. Shaffer (62) 1801 California Street Denver, CO 80202	Vice Chairman and Chief Financial Officer, Qwest Communications International Inc., since July 2002.	TF: 2000 SGF: 1997 JEQ: 2000	TF: None SGF: $10,001-50,000 JEQ: None	$10,001-50,000	None

(1)  The information as to beneficial ownership is based on statements furnished to the Funds by the Directors. The dollar value of shares is based upon the market price as of March 17, 2006.

(2)  "Fund Complex" includes the Funds and other registered investment companies advised by SCB Asset Management Co., Ltd., Daiwa SB Investments (H.K.) Ltd., DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (Singapore) Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates.

*  Directors so noted are deemed by the Funds' counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")). Mr. Kimura is an interested person because of his affiliation with The Japan Equity Fund's former investment adviser (Daiwa Securities Trust Company ("DSTC")), which is an affiliate of The Japan Equity Fund's current investment manager and investment adviser and the administrator and custodian of the Funds. Mr. Yokoi is deemed an interested person of The Singapore Fund and The Thai Capital Fund because of his affiliation with Daiwa Securities America Inc., an affiliate of each Fund's investment adviser, Daiwa SB Investments (H.K.) Ltd. for The Thai Capital Fund and Daiwa SB Investments (Singapore) Ltd. for The Singapore Fund.

†  Nominees for Director.

Based on the information furnished by each Director as of March 17, 2006, neither any Director nor any immediate family member of any Director owned any securities of the investment manager or investment adviser, or any of their respective affiliates, of any Fund as of such date.

The Singapore Fund's Board of Directors and The Japan Equity Fund's Board of Directors each held four regular meetings during its fiscal year ended October 31, 2005, and The Thai Capital Fund's Board of Directors held four regular meetings during its fiscal year ended December 31, 2005. The Singapore Fund held one special meeting telephonically on October 5, 2005. Each current Director attended at least seventy-five percent of the aggregate number of meetings of the respective Board of Directors and any Committee of which he was a member. For annual or special stockholder meetings, Directors may but are not required to attend the meetings; and for the Fund's last annual stockholder meeting, four Directors attended the meeting.

Each Fund's Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, which is responsible for reviewing financial and accounting matters. The members of each Fund's Audit Committee are independent as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards, as may be modified or supplemented. Each Fund has adopted a formal, written Audit Committee Charter. The current members of The Singapore Fund's, The Japan Equity Fund's and The Thai Capital Fund's Audit Committees are Messrs. Dowling, Gruber, Harmer and Shaffer. The Singapore Fund's and The Japan Equity Fund's Audit Committees met two times during its fiscal year and The Thai Capital Fund's Audit Committee met three times during its fiscal year. The report of the Funds' Audit Committees, along with certain disclosures regarding fees paid to the Fund's independent registered public accounting firm, are set forth on pages 13 and 14 of this Joint Proxy Statement.

Each Fund's Board of Directors has a Nominating and Compensation Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its Committees. The Nominating and Compensation Committee identifies individuals qualified to serve as Independent Directors on each Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises each Fund's Board with respect to Board composition, procedures and committees, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Directors and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. Persons recommended by each Fund's Nominating and Compensation Committee as candidates for nomination as Independent Directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange. While the Independent Directors of each of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Fund's Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described below.

Each Fund's Nominating and Compensation Committee is composed of Directors who are not interested persons of the Fund and comply with the independence requirements of the New York Stock Exchange listing standards for Nominating and Compensation Committee members. Each Fund's Nominating and Compensation Committee's actions are governed by the Fund's Nominating and Compensation Committee Charter, a copy of which is available at www.daiwast.com. The current members of each Fund's Nominating and Compensation Committee are Messrs. Dowling, Gruber, Harmer and Shaffer. Each Fund's Nominating and Compensation Committee did not meet during its last fiscal year.

Stockholder Communications

Stockholders may send communications to each Fund's Board of Directors. Stockholders should send communications intended for each Fund's Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Funds not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Officers of the Funds

Kiyotaka Hoshino (age 47) has been President of The Japan Equity Fund since April 2005; General Manager of Daiwa SB Investments since March 2005; Managing Director & Head of Asia for Daiwa SB Investments (Singapore) Ltd. and Daiwa SB Investments (HK) Ltd. since December 2002; and President of Daiwa SB Investments (USA) Ltd., from April 1999 to December 2002. Mr. Hoshino's address is 7-9, Nihonbashi 2-chome, Chuo-ku, Tokyo,103-0027 Japan.

John J. O'Keefe (age 47) has been Vice President and Treasurer of the Funds since June 2000; and Vice President, Fund Accounting Department of DSTC since June 2000. Mr. O'Keefe's address is One Evertrust Plaza, Jersey City, New Jersey 07302-3051.

Yuko Uchida (age 27) has been Secretary of the Funds since March 2004; Client Reporting Department of DSTC since June 2002; and Financial Marketing Department of UBS Paine Webber from March 2002 to June 2002. Ms. Uchida's address is One Evertrust Plaza, Jersey City, New Jersey 07302-3051.

Anthony Cambria (age 51) has been the Chief Compliance Officer of the Funds since September 2004; and Director and Executive Vice President of DSTC since 1999. Mr. Cambria's address is One Evertrust Plaza, Jersey City, New Jersey 07302-3051.

Leonard B. Mackey, Jr. (age 55) has been Assistant Secretary of the Funds since September 2004 and has been a partner in the law firm of Clifford Chance US LLP since 1983. Mr. Mackey's address is 31 West 52nd Street, New York, New York 10019.

Transactions with and Remuneration of Officers and Directors

The aggregate fee remuneration for Directors of each Fund not affiliated with such Fund's investment manager or the investment adviser was $25,925.25 and $28,557.00 during the fiscal years ended October 31, 2005 and 2004, respectively, for The Singapore Fund, $24,241.25 and $28,557.00 for the fiscal years ended October 31, 2005 and 2004, respectively, for The Japan Equity Fund and $22,581.00 and $26,606.00 for the fiscal years ended December 31, 2005 and 2004, respectively, for The Thai Capital Fund. Each such non-affiliated Director currently receives fees, paid by each Fund, of $526 for The Singapore Fund, $526 for The Japan Equity Fund and $488 for The Thai Capital Fund for each Directors' meeting attended in person or by telephone, $421 for The Singapore Fund, $421 for The Japan Equity Fund and $358 for The Thai Capital Fund for each audit committee meeting attended in person or by telephone and an annual fee of $3,508 for The Singapore Fund, $3,508 for The Japan Equity Fund and $2,984 for The Thai Capital Fund. The officers and interested Directors of each Fund received no compensation from the Funds.

DSTC, which pays the compensation and certain expenses of the officers of DSTC who serve as officers of the Funds, receives administration and custodian fees from the Funds.

Set forth below is a chart showing the aggregate fee compensation paid by the Funds (in U.S. dollars) to each of its Directors during each Fund's most recent fiscal year, as well as the total fee compensation paid to each Director of the Funds by such Fund and by other registered investment companies advised by DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (Singapore) Ltd., Daiwa SB Investments (H.K.) Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates (collectively, the "Fund Complex") for their services as Directors of such investment companies during their respective fiscal years. In all cases, there were no pension or retirement benefits accrued as part of any Fund's expenses.

Name of Director	Aggregate Compensation From The Singapore Fund	Aggregate Compensation From The Japan Equity Fund	Aggregate Compensation From The Thai Capital Fund	Total Compensation From Fund and Fund Complex Paid to Directors
Interested Directors
Hiroshi Kimura(1)	$0	$0	$0	$0
Masamichi Yokoi(1)	0	0	0	0
Independent Directors
Austin C. Dowling	$6,876.00	$6,455.00	$5,846.50	$19,177.50
Martin J. Gruber	6,349.75	5,928.75	5,846.50	18,125.00
David G. Harmer	6,876.00	6,455.00	5,489.00	18,820.00
Oren G. Shaffer	5,823.50	5,402.50	5,399.00	16,625.00

(1)  "Interested person" of the Funds within the meaning of the 1940 Act.

INVESTMENT MANAGER AND INVESTMENT ADVISER OF EACH FUND

DBS Asset Management (United States) Pte. Ltd. serves as the investment manager to The Singapore Fund and its principal office is located at 8 Cross Street, #27-01, PWC Building, Singapore 048424. Daiwa SB Investments (Singapore) Ltd. serves as the investment adviser to The Singapore Fund and its principal office is located at 152 Beach Road, #06-01/02 The Gateway East, Singapore 189721. Daiwa SB Investments (USA) Ltd. serves as the investment manager to The Japan Equity Fund and its principal office is located at 32 Old Slip, 11th Floor, New York, New York 10005. Daiwa SB Investments Ltd. serves as the investment adviser to The Japan Equity Fund and its principal office is located at 7-9 Nihonbashi 2-chome, Chuo-Ku, Tokyo 103-0027, Japan. SCB Asset Management Co., Ltd. serves as the investment manager to The Thai Capital Fund and its principal office is located at Sindhorn Building, Tower 3, 23rd Floor, 130-132 Wireless Road, Phatumwan, Bangkok 10330, Thailand. Daiwa SB Investments (H.K.) Ltd. serves as the investment adviser to The Thai Capital Fund and its principal office is located at Level 26, One Pacific Place, 88 Queensway, Hong Kong.

THE THAI CAPITAL FUND, INC.

Proposal 2: AMENDMENT TO
THE THAI CAPITAL FUND, INC.'S INVESTMENT CONTRACT

The Thai Capital Fund, Inc. ("TF") makes its investments in Thailand through a wholly-owned Investment Plan pursuant to an Investment Contract, dated May 21, 1990 (the "Investment Contract"), with SCB Asset Management Co., Ltd. (the "Manager"). At a December 22, 2004 meeting of the Board of Directors of TF, the Board approved an amendment to the Investment Contract to increase the fee payable to the Manager under the Investment Contract from 0.60% of TF's average weekly net assets to 0.85% of TF's average weekly net assets, plus a fixed fee of $10,000 per year. The administration portion of the fee, which would be included in the 0.85%, would remain at 0.10% of TF's average weekly net assets. The amendment to the Investment Contract was submitted to the Fund's stockholders for approval at the 2005 Annual Meeting of Stockholders of TF, but did not receive sufficient votes for approval. Accordingly, at a March 14, 2006 meeting of the Board of Directors of TF, the Board approved the resubmission of the amendment to the Investment Contract to stockholders of TF and approved such resubmission at the 2006 Annual Meeting of TF. The increased fee payable under the Investment Contract will be effective upon stockholder approval of Proposal 2. The proposed amendment to the Investment Contract is attached hereto as Exhibit A. Approval of Proposal 2 requires the vote of the holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Fund.

The Manager. The Manager acts as the investment manager of the Investment Plan pursuant to the Investment Contract. The Manager makes the investment management decisions relating to TF's assets held through the Investment Plan. The Manager is one of the larger investment managers in Thailand, managing 49 mutual funds with approximately US$2,942.57 million in assets under management as of March 17, 2006. The Manager manages open-end and closed-end equity funds, fixed-income funds and balanced funds. The Manager was established as a mutual fund manager in March 1992 pursuant to the Finance Business, Securities Business and Credit Foncier Business Act of Thailand.

The principal address of the Manager is 130-132 Sindhorn Tower 3 Bldg., 23rd-24th Floor, Wireless Road, Phatumwan, Bangkok 10330, Thailand.

Officers and Directors of the Manager. Mr. Adisorn Sermchaiwong, the president of the Manager, serves as the principal executive officer of the Manager. Mr. Sermchaiwong's address is 130-132 Wireless Rd., 23rd-24th Fl. Sindhorn Bldg., Tower 3, Pathumwan, Bangkok, Thailand. The following people serve as directors of the Manager:

Mr. Sumet Tantivejkul, Chairman.
Mr. Boonchoo Direksathapon, Director.
Mr. Wirutt Ruttanaporn, Director.
Mr. Akamol Manasvanich, Director.

Each director's address is 130-132 Wireless Rd., 23rd-24th Fl. Sindhorn Bldg., Tower 3, Pathumwan, Bangkok, Thailand.

Principal Shareholders of the Manager. As of December 31, 2005, the Manager's principal shareholders were SCB Securities Co., Ltd., with a 67.99% ownership interest in the Manager, and Siam Commercial Bank Public Company Limited, with a 32% ownership interest in the Manager. SCB Securities Co., Ltd.'s address is 130-132 Wireless Rd., 25th-26th Fl. Sindhorn Bldg., Tower 3, Lumpinee Pathumwan, Bangkok, Thailand 10330. Siam Commercial Bank Public Company Limited's head office is at 9 Rutchadapisek Road, Jatujak, Bangkok Thailand 10900.

No Director or Officer of the Fund has any security ownership in the Manager or any other material direct or indirect interest in the Manager or any other person controlling, controlled by or under common control with the Manager. In addition, no Director of the Fund has a material interest, direct or indirect, in any material transactions since the beginning of the most recently completed fiscal year, or in any material proposed transactions, to which the Manager of the Fund, any parent or subsidiary of the Manager, or any subsidiary of the parent of such entities was or is to be a party.

The Investment Contract. The Investment Contract, dated as of May 21, 1990, was last submitted to a vote by TF's stockholders at the June 6, 2001 Annual Meeting of Stockholders to approve SCB Asset Management Co., Ltd. as the investment manager of TF. TF makes its investments in Thailand indirectly through the Investment Plan, which was established in conformity with Thai law pursuant to the Investment Contract. Under the terms of the Investment Contract, the Manager makes investment decisions relating to TF's assets held through the Investment Plan, prepares research and statistical data and supervises the purchase and sale of securities on behalf of TF. The Manager also supervises the selection of brokers and dealers to carry out the transactions, all in accordance with TF's investment objective and policies under the direction and control of TF's Board of Directors. The Manager maintains records and furnishes or causes to be furnished all required records or other information for TF to the extent such records, reports and other information are not maintained or furnished by TF's administrator or other agents. The Manager or one of its affiliates is responsible for the compensation and expenses of those of TF's Directors, officers and employees who are Directors, officers or employees of the Manager or any of its affiliates.

Under the terms of the Investment Contract, the Manager and its affiliates are permitted to provide investment advisory services to other clients, including clients who may invest in securities of Thai companies and, in providing such services, may use non-confidential information furnished by the Manager. Conversely, information furnished by others to the Manager in the course of providing services to clients other than TF may be useful to, and used by, the Manager in providing services to TF. The Investment Contract provides that the Manager is not liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by TF in connection with matters to which the Investment Contract related, except for losses resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance if its duties, or from reckless disregard by the Manager of its obligations and duties under the Investment Contract.

Proposed Amendment to the Investment Contract. It is proposed that the Investment Contract be amended to increase the fee payable to the Manager under the Investment Contract from 0.60% of TF's average weekly net assets to 0.85% of TF's average weekly net assets, plus a fixed fee of $10,000 per year. The administration portion of the fee, which would be included in the 0.85%, would remain at 0.10% of TF's average weekly net assets.

Under the terms of the Investment Contract currently in place, the Manager currently receives for its services a monthly fee, payable in Thai Baht, at an annual rate of 0.60% of the Fund's net assets held under the Investment Contract. For the fiscal year ended December 31, 2005, the Manager earned a fee for management and certain administrative services, including expenses, of US$167,015. If the proposed increased management fee had been in effect during the fiscal year ended December 31, 2005, the Manager would have received US$246,628, which is a 47.7% increase from what actually was received during this period. The Fund did not pay any fees to affiliates of the Manager or any affiliates of those affiliates during the fiscal year ended December 31, 2005.

Board Approval of Amendment to the Investment Contract. At a December 22, 2004 meeting of the Board of Directors of TF, the Board unanimously approved an amendment to the Investment Contract to increase the fee payable to the Manager under the Investment Contract from 0.60% of TF's average weekly net assets to 0.85% of TF's average weekly net assets, plus a fixed fee of $10,000. The administration portion of the fee, which would be included in the 0.85%, would remain at 0.10% of TF's average weekly net assets.

At the December 22, 2004 meeting, the Board considered a proposal by the Manager to increase the fee payable to the Manager under the Investment Contract from 0.60% of TF's average weekly net assets to 1.25% of TF's average weekly net assets, and to include a reimbursement to the Manager for legal and insurance costs associated with managing TF of $20,000 each year. The Board determined that while the proposal by the Manager to increase fees to that extent and to include an additional fixed amount reimbursement was not acceptable, an increase in the management fee from 0.60% of TF's average weekly net assets to 0.85% of TF's average weekly net assets plus a fixed fee payment of $10,000 would be fair and reasonable. In making this determination, the Board considered various factors in approving the increase in management fee.

The Board approved the increase in management fee primarily because of concerns about the Manager's desire to continue to manage the Fund's portfolio in view of the limited profitability to the Manager of the current fee arrangement. The Board first considered whether there were any other managers that were properly licensed in Thailand to manage TF and would be willing to do so at the current management fee rate. The Board noted that there were a limited number of managers that had the required license to act as manager to TF. The Directors further noted that of the limited number of managers, TF had in the past retained two of those managers. One of the managers had resigned as manager of TF due to the limited profitability under the current fee arrangement. Another potential manager had previously been replaced as manager of TF. The Directors also noted that the remaining eligible managers had been considered when the Manager was selected to manage TF in 2001 and either had failed to express an interest in managing the Fund or had presented proposals with higher fees or inferior performance as compared to the Manager. The Directors also were advised that it was possible to dissolve the Investment Plan through which the Fund invests in Thailand and thereby be able to use managers inside or outside of Thailand that did not have the required Thai license, but there was uncertainty regarding the dissolution process and there may be significant expenses and taxes involved in such a process.

In considering the amount of the management fee, the Board considered information showing the management fees paid by other funds managed by the Manager and other closed-end funds investing in a single country as compared to the combination of the management fee and advisory fee (currently 0.20% of net assets) paid by TF. While the Manager does not manage any other U.S. registered funds, it does advise approximately 18 other closed- and open-end funds with management fees ranging from 0.8025% to 1.605% of net assets per year, with only one of those funds with a management fee below 1.00%. In addition, the Board examined the management and advisory fees paid to other closed-end funds investing in a single country. While the fees vary widely, the majority of these fees paid in connection with these country funds were in the 1.00% and higher range, especially for those funds that invested in countries in Asia. The Board also considered the management and advisory fees paid by the other funds in the Fund Complex, The Japan Equity Fund, Inc. and The Singapore Fund, Inc., as compared to the combined fee paid to TF's adviser and the Manager. While The Japan Equity Fund, Inc. has a lower combined fee rate and The Singapore Fund, Inc. has a slightly higher combined fee rate than TF, the assets in each fund are more than triple that of TF, and thus the actual fee paid to the managers of those funds is significantly higher. In addition, the Board reviewed the fee paid to the only other U.S. registered closed-end fund investing in Thailand, The Thai Fund. The Board noted that not only was the combined fee rate for The Thai Fund significantly higher than for TF, but the assets of the Fund were approximately four times that of TF resulting in an even higher fee. The Board also considered that the management fee, even if increased to an annual rate of 0.85% of net assets plus a fixed fee amount of $10,000, would, when combined with TF's current annual advisory fee of 0.20% of net assets, still be lower than the management fee paid by most other comparable registered country funds.

In addition to the comparatively lower fee, the Board noted that the assets of TF are relatively small compared with such other funds, thereby generating an even lower fee than those funds. While the Board was not comfortable with the Manager's original proposal to increase the fee payable to the Manager under the Investment Contract from 0.60% of TF's average weekly net assets to 1.25% of TF's average weekly net assets and to include a reimbursement to the Manager for legal and insurance costs associated with managing TF of $20,000 each year, the Board believed that limiting the portion of the advisory fee that was based on net assets to an annual rate of 0.85% of net assets and including an additional fixed fee amount of $10,000 would be appropriate. In making this determination, the Board considered increasing the advisory fee to greater than 0.85% of net assets and eliminating the fixed fee amount; however, the Board decided that the cost to TF would be less by approving the advisory fee with a fixed fee component in the event that the assets of TF increased in the future.

The Board also considered the prior performance of TF for each of the last 20 quarters and for the last one- and three- periods during which time the Manager served as manager of TF. The Board compared TF's performance to its benchmark, the Stock Exchange of Thailand Index, during these periods. During these periods, the Board noted that the Fund's performance varied as compared to the benchmark, however, TF generally performed in line with the benchmark. The Board further noted that for the last one- and three-year periods, the Fund outperformed the benchmark. Finally, the Board reviewed, among other things, the historical profitability information of the Manager and the profitability for the Manager at managing TF at the current rate. Based on the factors described above, the small amount of assets in TF and the low management fee paid to the Manager as compared to other closed-end country funds, the Board felt it appropriate to increase the management fee.

At a March 14, 2006 meeting of the Board of Directors of TF, the Board unanimously approved resubmitting the amendment to the Investment Contract to the stockholders of TF after having determined that there was no change in the factors relevant to, and the basis for, the decision to approve the amendment to the Investment Contract to the stockholders of TF.

Based on its review, the Board recommended the amendment to the Investment Contract for approval by the stockholders of TF. The increased fee payable under the amendment to the Investment Contract is discussed above.

Stockholder Approval. To become effective, the amendment to the Investment Contract must be approved by a vote of a majority of the outstanding voting securities of TF. The "vote of a majority of the outstanding voting securities" is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of TF entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares of TF are present in person or represented by proxy, or (ii) more than 50% of such outstanding shares of TF entitled to vote thereon.

Under the rules of the American Stock Exchange, while brokers are permitted to submit on behalf of their customers proxies with respect to the election of TF's directors whether or not the brokers receive instructions from their customers regarding how to vote, brokers are not permitted to submit proxies with respect to Proposal 2 for TF unless the brokers have received instructions from the customers holding voting securities of the TF as to how to vote on that Proposal. As a result, while there may be a quorum for the meeting as a result of votes submitted by brokers on behalf of their customers for the election of directors, it is likely, based on past experience, that the holders of less than a majority of the outstanding voting securities of TF will vote on Proposal 2 because many stockholders will have failed to instruct their brokers on how to vote on that Proposal. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote securities on the Proposal will accordingly not be voted with respect to the Proposal.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF PROPOSAL 2.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended, requires each Fund's officers and Directors, and persons who own more than ten percent of a registered class of such Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. (for JEQ and SGF only) or the American Stock Exchange (for TF only). Each Fund believes that its officers and Directors have complied with all applicable filing requirements.

REPORTS OF THE AUDIT COMMITTEES

At meetings held on March 22, 2005, the Board of Directors of each Fund, including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, selected PricewaterhouseCoopers LLP to act as the independent registered public accounting firm for each Fund for the fiscal year ending October 31, 2006 (December 31, 2006 for The Thai Capital Fund). Although it is not expected that a representative of PricewaterhouseCoopers LLP will attend the Meetings, a representative will be available by telephone to respond to stockholder questions, if any.

Each Fund's financial statements for the fiscal year ended October 31, 2005 (December 31, 2005 for The Thai Capital Fund) were audited by PricewaterhouseCoopers LLP. The Audit Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of each Fund has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee), as may be modified or supplemented, and have discussed with PricewaterhouseCoopers LLP their independence with respect to each Fund. Each Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers LLP in the Fund. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. Based on the foregoing review and discussions, the Audit Committee of each Fund has recommended to the Board of Directors of the Fund that the audited financial statements of the Fund for the fiscal year ended October 31, 2005 (December 31, 2005 for The Thai Capital Fund) be included in the Fund's most recent annual report filed with the Securities and Exchange Commission.

Oren G. Shaffer, Chairman of the Audit Committees
Austin C. Dowling, Member of the Audit Committees
Martin J. Gruber, Member of the Audit Committees
David G. Harmer, Member of the Audit Committees

Audit Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered in connection with the annual audit and review of each Fund's financial statements for the fiscal years ended October 31, 2005 and 2004 (December 31, 2005 and 2004 for The Thai Capital Fund), are set forth below:

	2005	2004
The Singapore Fund	$86,000	$84,800
The Japan Equity Fund	$70,700	$100,400
The Thai Capital Fund	$55,000	$69,550

Audit-Related Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for assurance-related services related to the performance of the audit or review of each Fund's financial statements for the fiscal years ended October 31, 2005 and 2004 (December 31, 2005 and 2004 for The Thai Capital Fund), are set forth below:

	2005	2004
The Singapore Fund	$0	$0
The Japan Equity Fund	$0	$0
The Thai Capital Fund	$5,849	$0

Tax Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning (consisting of a review of each Fund's income tax returns and tax distribution requirements) for the fiscal years ended October 31, 2005 and 2004 (December 31, 2005 and 2004 for The Thai Capital Fund), are set forth below:

	2005	2004
The Singapore Fund	$8,900	$8,400
The Japan Equity Fund	$8,900	$8,400
The Thai Capital Fund	$7,000	$6,600

Other Fees

There were no other fees billed by PricewaterhouseCoopers LLP for services rendered to the Funds for the fiscal years ended October 31, 2005 and 2004 (December 31, 2005 and 2004 for The Thai Capital Fund).

Audit Committee Pre-approval

Each Fund's Audit Committee's policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's registered public accounting firm. All of the audit and the tax services described above for which PricewaterhouseCoopers LLP billed each Fund fees for the fiscal years ended October 31, 2005 and 2004 (December 31, 2005 and 2004 for The Thai Capital Fund) were pre-approved by each Fund's Audit Committee.

The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the investment manager or investment adviser for each Fund, and entities controlling, controlled by or under common control with the investment manager or investment adviser for each Fund that provide ongoing services to such Fund for the fiscal years ended October 31, 2005 and 2004 (December 31, 2005 and 2004 for The Thai Capital Fund) were $0 and $0, respectively.

The Audit Committee of each Fund has considered whether the provision of non-audit services rendered to affiliates of the investment advisers and investment managers of the Funds is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund's outstanding shares as of March 17, 2006. The information is based on publicly available Schedule 13D and 13G disclosures filed with the Commission.

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
The Japan Equity Fund, Inc.	Shufro Rose & Co., LLC 745 Fifth Avenue Suite 2600 New York, NY 10151	922,300	(1)	6.40%
The Singapore Fund, Inc.	Wachovia Corporation One Wachovia Center Charlotte, NC 28288-0137	827,616	(2)	8.99%
The Thai Capital Fund, Inc.	Delta Dividend Group, Inc. 220 Montgomery Street Suite 426 San Francisco, CA 94104	310,650	(3)	9.9%

(1)  The above information is based on a Schedule 13G filed with the Commission on January 23, 2006, which indicates that Shufro Rose & Co., LLC has sole voting power with respect to 76,000 shares and sole dispositive power with respect to all 922,300 shares.

(2)  The above information is based on a Schedule 13G filed with the Commission on February 13, 2006, which indicates that Wachovia Corporation has sole voting power with respect to 821,069 shares and sole dispositive power with respect to all 827,616 shares.

(3)  The above information is based on a Schedule 13D filed with the Commission on May 6, 2003, which indicates that Delta Dividend Group, Inc. has shared voting power and dispositive power with respect to all 310,650 shares. David Gale maintains shared voting power solely in his capacity as an executive officer, director and majority stockholder of Delta Dividend Group, Inc.

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Funds or personnel of DSTC. Each Fund has retained The Altman Group, Inc. to assist in the proxy solicitation. The fee for such services is estimated at $3,500 for each of The Singapore Fund and The Japan Equity Fund, and $10,000 for The Thai Capital Fund, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Funds' officers or agents in person, by telephone or by telegraph will be borne by each Fund. Each Fund will reimburse banks, brokers and other persons holding such Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

It is important that you promptly submit your vote as a stockholder of the Fund(s). In the event that sufficient votes in favor of the proposal set forth in the Notice of the Meeting for a Fund are not received by June 1, 2006, the persons named as attorneys in the enclosed proxy card may propose one or more adjournments of such Fund's Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of such Fund's Meeting to be adjourned. The persons named as attorneys in the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund that adjourns its Meeting.

STOCKHOLDER PROPOSALS

Any proposal by a stockholder of a Fund intended to be included in the proxy materials for the year 2007 annual meeting of stockholders of the Fund must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051, not later than December 22, 2006.

Each Fund's By-laws require that any proposal by a stockholder of such Fund intended to be presented at a meeting of stockholders must be received by such Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051, not earlier than 90 days prior and not later than 60 days prior to such meeting of stockholders.

By order of the Board of Directors,

/s/ Yuko Uchida

Yuko Uchida

Secretary

One Evertrust Plaza
Jersey City, New Jersey 07302-3051
April [ ], 2006

Exhibit A

FIRST SUPPLEMENTARY AGREEMENT
TO THE INVESTMENT CONTRACT

WHEREAS, The Thai Capital Fund, Inc. (the "Fund") and SCB Asset Management Company Limited ("SCBAM") have entered into the Investment Contract, dated as of May 21, 1990, (the "Investment Contract"), pursuant to a Novation Agreement, dated October 19, 2001, appointing SCBAM as Thai Manager under the Investment Contract; and

WHEREAS, the Board of Directors of the Fund has approved an increase in the annual rate of the investment management fee paid to SCBAM from 0.60% to 0.85% of the Fund's weekly net assets, which includes the administration portion of the fee at an annual rate of 0.10%, plus a fixed fee of US $10,000 in each year.

NOW THEREFORE, the undersigned agree as follows:

1.  Section 3.3 of the Investment Contract shall be terminated and replaced by the following:

"3.3  The Thai Manager shall be entitled to be paid in Baht from the Assets of the Investment Plan, as full compensation for the services rendered and expenses borne by the Thai Manager under the Advisory Sections hereunder, a monthly fee, which accrues weekly and is payable, except as provided below, within five (5) Bangkok business days of the first day of each month following the day on which such payment is computed, at an annual rate equal to 0.85 percent of the net assets of the Investment Plan plus a fixed fee of US$10,000 per year. Of the 0.85 percent per annum management fee payable to the Thai Manager, 0.75 percent per annum is for the Thai Manager's investment advisory and asset management services and 0.10 percent per annum is for the Thai Manager's administrative services. The net assets of the Investment Plan for the accrual of the fee each week shall be determined at the close of business in Bangkok on the last SET business day of such week. Such fee shall be payable from the Investment Plan and shall be computed beginning on_____, 2006 until the termination of this Investment Contract for whatever reason. For the purposes of this Investment Contract the net assets of the Investment Plan shall be computed as herein provided."

Except as expressly amended herein, all other terms and provisions of the Investment Contract remain in full force and effect and are hereby ratified and confirmed in all respects.

This First Supplementary Agreement may be executed in one or more counterparts, each of which such counterparts shall be deemed an original and all of which together shall constitute one and the same First Supplementary Agreement.

IN WITNESS WHEREOF, the undersigned have caused their duly authorized officer to execute this First Supplementary Agreement as of [dd/mm/yy].

THE THAI CAPITAL FUND, INC.	SCB ASSET MANAGEMENT COMPANY LIMITED
By:	By:

Name:	Name:

Title:	Title:

A-1

THE THAI CAPITAL FUND, INC.

c/o Daiwa Securities Trust Company, One Evertrust Plaza, Jersey City, New Jersey 07302-3051

Proxy Solicited on Behalf of the Board of Directors for the

Annual Meeting of Stockholders on

June 1, 2006

The undersigned stockholder of The Thai Capital Fund, Inc. (the “Fund”) hereby appoints John J. O’Keefe and Yuko Uchida, or either of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America, Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 1, 2006 at 11:00 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy card will be voted in accordance with the instructions given by the undersigned stockholder, but if no instructions are given, this proxy card will be voted IN FAVOR OF Proposal 1 and Proposal 2 as set forth in this proxy card.  In addition, this proxy card will be voted, in the discretion of such proxies, upon such other business as may properly come before the Meeting or any adjournment thereof.  The undersigned hereby revokes any and all proxies with respect to such Shares heretofore given by the undersigned.  The undersigned acknowledges receipt of the Joint Proxy Statement dated April [    ], 2006.

CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

THE THAI CAPITAL FUND, INC.

June 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL -  Date, sign and mail your Proxy Card in the envelope provided as soon as possible. –OR-

TELEPHONE – Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions.  Have your Control number (or “Company number”) and Proxy Card available when you call.

Company Number

Account Number

Control Number

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time on the day before the cut-off or meeting date.

Please detach and mail in the envelope provided IF you are not voting via telephone.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of the following nominees as Directors:	2. To approve an amendment to the Fund’s Investment Contract:

NOMINEES: CLASS III:

☐ FOR THE NOMINEE	☐ Masamichi Yokoi	☐ FOR
☐ AGAINST
☐ WITHHOLD FROM	☐ ABSTAIN
THE NOMINEE

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

Note:              PLEASE SIGN EXACTLY AS YOUR NAME APPEARS.  WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN.  When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such.  If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office.  If a partnership, please sign in partnership name.

THE SINGAPORE FUND, INC.

c/o Daiwa Securities Trust Company, One Evertrust Plaza, Jersey City, New Jersey 07302-3051

Proxy Solicited on Behalf of the Board of Directors for the

Annual Meeting of Stockholders on

June 1, 2006

The undersigned stockholder of The Singapore Fund, Inc. (the “Fund”) hereby appoints John J. O’Keefe and Yuko Uchida, or either of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America, Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 1, 2006 at 10:30 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy card will be voted in accordance with the instructions given by the undersigned stockholder, but if no instructions are given, this proxy card will be voted IN FAVOR OF Proposal 1 as set forth in this proxy card.  In addition, this proxy card will be voted, in the discretion of such proxies, upon such other business as may properly come before the Meeting or any adjournment thereof.  The undersigned hereby revokes any and all proxies with respect to such Shares heretofore given by the undersigned.  The undersigned acknowledges receipt of the Joint Proxy Statement dated April [    ], 2006.

CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

THE SINGAPORE FUND, INC.

June 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL -  Date, sign and mail your Proxy Card in the envelope provided as soon as possible. –OR-

TELEPHONE – Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions.  Have your Control number (or “Company number”) and Proxy Card available when you call.

Company Number

Account Number

Control Number

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time on the day before the cut-off or meeting date.

Please detach and mail in the envelope provided IF you are not voting via telephone.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of the following nominees as Directors:

NOMINEES: CLASS III:

☐ FOR ALL NOMINEES	☐ Austin C. Dowling
☐ Masamichi Yokoi
☐ WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

Note:      PLEASE SIGN EXACTLY AS YOUR NAME APPEARS.  WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN.  When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such.  If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office.  If a partnership, please sign in partnership name.

THE JAPAN EQUITY FUND, INC.

c/o Daiwa Securities Trust Company, One Evertrust Plaza, Jersey City, New Jersey 07302-3051

Proxy Solicited on Behalf of the Board of Directors for the

Annual Meeting of Stockholders on

June 1, 2006

The undersigned stockholder of The Japan Equity Fund, Inc. (the “Fund”) hereby appoints John J. O’Keefe and Yuko Uchida, or either of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America, Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 1, 2006 at 10:45 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy card will be voted in accordance with the instructions given by the undersigned stockholder, but if no instructions are given, this proxy card will be voted IN FAVOR OF Proposal 1 as set forth in this proxy card.  In addition, this proxy card will be voted, in the discretion of such proxies, upon such other business as may properly come before the Meeting or any adjournment thereof.  The undersigned hereby revokes any and all proxies with respect to such Shares heretofore given by the undersigned.  The undersigned acknowledges receipt of the Joint Proxy Statement dated April [    ], 2006.

CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

THE JAPAN EQUITY FUND, INC.

June 1, 2006

PROXY VOTING INSTRUCTIONS

MAIL -  Date, sign and mail your Proxy Card in the envelope provided as soon as possible. –OR-

TELEPHONE – Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions.  Have your Control number (or “Company number”) and Proxy Card available when you call.

Company Number

Account Number

Control Number

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time on the day before the cut-off or meeting date.

Please detach and mail in the envelope provided IF you are not voting via telephone.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of the following nominees as Directors:

NOMINEES: CLASS I:

☐ FOR ALL NOMINEES	☐ Martin J. Gruber
☐ Hiroshi Kimura
☐ WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

Note:      PLEASE SIGN EXACTLY AS YOUR NAME APPEARS.  WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN.  When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such.  If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office.  If a partnership, please sign in partnership name.